UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022

Aimfinity Investment Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41361	98-1641561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Rockefeller Plaza, 11th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(646)-722-2971

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, one Class 1 redeemable warrant and one-half of one Class 2 redeemable warrant	AIMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	AIMA	The Nasdaq Stock Market LLC
Class 1 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC
Class 2 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC
New Units, consisting of one Class A ordinary share, $0.0001 par value, and one-half of one Class 2 redeemable warrant	AIMBU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 25, 2022, the Registration Statement on Form S-1 (File No. 333-263874) (the “Registration Statement”) relating to the initial public offering (the “IPO”) Aimfinity Investment Corp. I (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On April 28, 2022, the Company consummated the IPO of 8,050,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), one Class 1 redeemable warrant (the “Class 1 Warrant”) and one-half of one Class 2 redeemable warrant (the “Class 2 Warrant”, together with the Class 1 Warrant, the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. This includes a full exercise by the underwriters of their over-allotment option pursuant to which the underwriters purchased an additional 1,050,000 Units. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $80,500,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 492,000 Units (the “Private Placement Units”) to the Company’s sponsor, Aimfinity Investment LLC (the “Sponsor”), at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,920,000 (such sale, the “Private Placement”). The Private Placement Units are identical to the Units sold in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Units (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

•

Underwriting Agreement, dated April 25, 2022, among the Company and US Tiger Securities, Inc. and EF Hutton, division of Benchmark Investments, LLC, as representatives of the several underwriters named therein;

•	Private Placement Units Purchase Agreement, dated April 25, 2022, between the Company and the Sponsor;

•	Warrant Agreement, dated April 25, 2022, between the Company and VStock Transfer, LLC, as warrant agent;

•	Investment Management Trust Agreement, dated April 25, 2022, between the Company and U.S. Bank, National Association, as trustee;

•	Registration and Shareholder Rights Agreement, dated April 25, 2022, between the Company, the Sponsor and certain other security holders of the Company;

•	Letter Agreement, dated April 25, 2022 between the Company, the Sponsor and certain security holders named therein;

•	form of Indemnity Agreement, dated April 25, 2022, between the Company and each of its officers and directors.

The Underwriting Agreement is included as Exhibit 1.1, the Warrant Agreement is included as Exhibit 4.1, and the Investment Management Trust Agreement, Registration and Shareholder Rights Agreement, Private Placement Units Purchase Agreement, form of Indemnity Agreement, and Letter Agreement are included as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, hereto, and each such exhibits are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 492,000 Private Placement Units to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,920,000. The Private Placement Units are identical to the Units sold in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Units (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 25, 2022, Xin (Warren) Wang, James J. Long and Joshua Gordon were appointed directors of the Company. Effective April 25, 2022, pursuant to Amended and Restated Memorandum and Articles of Association of the Company, the board of directors was classified and the term of office of each of the directors shall expire as follows: Class I, with a term expiring at the 2023 annual general meeting – Joshua Gordon; Class II, with a term expiring at the 2024 annual general meeting – Xin (Warren) Wang and James J. Long; and Class III, with a term expiring at the 2025 annual general meeting – Jing Cao and Qiang Wang.

The board has determined that each of Xin (Warren) Wang, James J. Long and Joshua Gordon are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that Joshua Gordon qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Xin (Warren) Wang, James J. Long and Joshua Gordon will serve as members of the audit committee, with James J. Long serving as chair of the audit committee.

Prior to the IPO, the Sponsor transferred 20,000 of the Company’s Class B ordinary shares to each of Xin (Warren) Wang, James J. Long, Joshua Gordon and Nicholas Torres, for approximately $0.012 per share. The Company will reimburse the directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Other than as set forth in Item 1.01 and above, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03	Amendments to Memorandum and Articles of Association.

On April 25, 2022, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events.

A total of $82,110,000, comprised of $76,072,500 of the proceeds from the IPO, including $2,817,500 deferred underwriting commissions, and $3,220,000 of the proceeds from the Private Placement, were placed in a U.S.-based trust account maintained by U.S. Bank National Association, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or redeem 100% of its public shares if the Company does not complete its initial business combination within 15 months (or up to 21 months, if the Company extends the period of time to consummate a business combination, as described in the prospectus) from the closing of the IPO or (ii) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity, and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 15 months (or up to 21 months, if the Company extends the period of time to consummate a business combination, as described in the prospectus) from the closing of the IPO, subject to applicable law.

On April 25, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated April 25, 2022, among the Company and US Tiger Securities, Inc. and EF Hutton, division of Benchmark Investments, LLC, as representatives of the several underwriters named therein.

3.1	Amended and Restated Memorandum and Articles of Association, dated April 25, 2022.

4.1	Warrant Agreement, dated April 25, 2022, between Aimfinity Investment Corp. I and VStock Transfer, LLC, as warrant agent.

10.1	Investment Management Trust Agreement, dated April 25, 2022, between Aimfinity Investment Corp. I and U.S. Bank, National Association, as trustee.

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10.2	Registration and Shareholder Rights Agreement, dated April 25, 2022, among Aimfinity Investment Corp. I, Aimfinity Investment LLC and certain security holders named therein.

10.3	Private Placement Units Purchase Agreement, dated April 25, 2022, between Aimfinity Investment Corp. I and Aimfinity Investment LLC.

10.4	Form of Indemnity Agreement, dated April 25, 2022, between Aimfinity Investment Corp. I and each of its directors and executive officers.

10.5	Letter Agreement, dated April 25, 2022, among Aimfinity Investment Corp. I, Aimfinity Investment LLC and certain security holders named therein.

99.1	Press Release, dated April 25, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aimfinity Investment Corp. I

By:	/s/ Jing Cao
Name:	Jing Cao
Title:	Chief Executive Officer

Date: April 29, 2022

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